UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2004

THE OILGEAR COMPANY

(Exact name of Registrant as specified in its charter)

Wisconsin	000-00822	39-0514580
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2300 South 51st Street
Post Office Box 343924
Milwaukee, Wisconsin	53234-3924
(Address of principal executive offices)	(Zip Code)

(414) 327-1700
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURES
Press Release

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
99	Press release dated August 13, 2004, reporting the Company’s financial results and related information for the second fiscal quarter and year-to-date ended June 30, 2004. The press release is being furnished pursuant to Item 12 of this Form 8-K.

Item 12. Results of Operations and Financial Condition.

On August 13, 2004, the Company issued a press release reporting the Company’s financial results and related information for the second fiscal quarter and year-to-date ended June 30, 2004. The press release is attached as Exhibit 99.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 19, 2004	THE OILGEAR COMPANY
	By:	/s/ David A. Zuege
David A. Zuege, President and
Chief Executive Officer

THE OILGEAR COMPANY
(the “Registrant”)
(Commission File No. 000-00822)

EXHIBIT INDEX
TO
FORM 8-K CURRENT REPORT
Date of Report: August 13, 2004

Exhibit		Furnished
Number	Description	Herewith
99	Press Release dated August 13, 2004, issued by the Registrant	X